ANNUAL
                                     REPORT

                            [american century logo]
                                    American
                                Century(reg.sm)

                                OCTOBER 31, 1997

                                    AMERICAN
                                     CENTURY
                                      GROUP

                                Real Estate Fund


                                TABLE OF CONTENTS

Report Highlights ............................................................1
Our Message to You ...........................................................2
Market Perspective ...........................................................3
Performance & Portfolio Information ..........................................4
Management Q & A .............................................................5
Schedule of Investments ......................................................8
Statement of Assets and Liabilities ..........................................9
Statement of Operations .....................................................10
Statements of Changes in Net Assets .........................................11
Notes to Financial Statements ...............................................12
Financial Highlights ........................................................15
Independent Auditors' Report ................................................17
Proxy Voting Results ........................................................18
Share Class and Retirement Account Information ..............................19
Background Information
           Investment Philosophy and Policies ...............................20
           Fund Management Team .............................................20
           Fund Background ..................................................20
           Comparative Indices ..............................................20
           Investment Team Leaders ..........................................20
Glossary ....................................................................21

       American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups, based on investment style and objectives, to help simplify your fund decisions. These groups appear below.

                   AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century       Twentieth Century(reg. tm)
     Group(reg. tm)                 Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
                              Real Estate Fund

WE WELCOME YOUR COMMENTS OR QUESTIONS ABOUT THIS REPORT.

SEE THE BACK COVER FOR WAYS TO CONTACT US BY MAIL, PHONE OR E-MAIL.

Twentieth Century and American Century are registered marks of American Century Services Corporation. Benham Group is a registered mark of Benham Management Corporation.


                          AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

MARKET PERSPECTIVE

* Strong economic growth in 1997 boosted the U.S. real estate market, increasing demand for space, reducing vacancy rates and supporting higher rents. Hotel and office properties were the biggest beneficiaries.

* The worst-performing property sector during the period was factory outlet centers. These properties have been overbuilt, which has resulted in erosion in their occupancy rates, rents and profits.

* Real estate investment trusts (REITs) generally had an exceptionally strong year. The Wilshire REIT index posted a 34.11% total return. To put that in perspective, the index's average annual return for the 10 years ended October 31, 1997, was 11.28%.

* Looking ahead, we expect real estate fundamentals to remain strong in 1998, thanks to continued U.S. economic growth and despite higher levels of new construction. Our research indicates that every major U.S. metropolitan area should experience job growth in 1998. Expanding local economies should create additional tenant demand for property.

* We expect higher market rents over the next two years in nearly 90% of the over 240 submarkets where the fund's subadvisor currently manages property.

* We expect solid, but more moderate REIT returns in 1998. After a spectacular two-year stretch in 1996 and 1997, the REIT market should post returns closer to its historical norm, somewhere in the 10-15% range.

REAL ESTATE FUND

                               INVESTOR CLASS(1)

TOTAL RETURNS:                                                AS OF 10/31/97
     6 Months                                                      20.45%(2)
     1 Year                                                           40.69%
NET ASSETS:                                                   $76.9 million
     (AS OF 10/31/97)
INCEPTION DATE:                                                      9/21/95
TICKER SYMBOL:                                                         REACX

(1) See Share Classes, page 19.

(2) Not annualized.

MANAGEMENT Q & A

    AMERICAN CENTURY CREATED THIS FUND BY JOINING FORCES WITH RREEF REAL ESTATE SECURITIES ADVISORS L.P. (RREEF), PART OF ONE OF AMERICA'S LARGEST PRIVATE REAL ESTATE INVESTMENT ADVISORY FIRMS. CHICAGO-BASED RREEF IS THE FUND'S SUBADVISOR AND IS RESPONSIBLE FOR MANAGING ITS INVESTMENT PORTFOLIO.

* This was American Century's top- performing fund for the year ended October 31, 1997, outpacing the stellar returns of REITs, real estate mutual funds and the U.S. stock market in general.

* Good sector allocation decisions made the difference. The fund was over-weighted in the strongest property sectors (hotels and office buildings) and underweighted in weaker sectors (such as factory outlets).

* It's not realistic to expect the fund's returns to remain at recent levels. It's more realistic to expect solid returns closer to the historical norm for REITs (10% to 15%). Against this backdrop, the investment team hopes to continue to outperform market benchmarks and the fund's peer group.

Many of the investment terms in this report are defined in the Glossary on page 21.


ANNUAL REPORT                                          REPORT HIGHLIGHTS       1


                              OUR MESSAGE TO YOU

                        [photo of James E. Stowers III]

    We are proud to present the first annual report for the American Century Real Estate (ACRE) fund, which was launched on June 16, 1997. This report, like the ACRE fund itself, represents a strong collaboration between American Century and RREEF Real Estate Securities Advisors L.P. (RREEF), the fund's subadvisor, meshing the skills and resources of our financial report production team with the investment knowledge and experience of RREEF's real estate investment managers. We hope investors who are reading an American Century shareholder report for the first time appreciate the format and thorough content of this report, which was designed based on investor input and feedback. Our reports consistently receive "A" ratings from Morningstar for their design and content.

    Offering the ACRE fund was just one of several actions we took in 1997 to provide better investment tools and services to investors. In July, American Century agreed to enter into a business partnership with J.P. Morgan & Co., Inc., which will become a significant minority shareholder of American Century Companies, Inc. J.P. Morgan has been in business for more than 150 years, serving institutions, governments and individuals with complex financial needs.

Within the framework of this proposed relationship, American Century will continue to operate as an independent company, with the same corporate management team. No changes in your fund's investment managers, policies or fees are anticipated as a result of this transaction.

    Another issue we began to address in 1997 was the year 2000 problem. As detailed in numerous news reports, many of the world's computer systems are at risk because they cannot distinguish between the years 2000 and 1900. A team of computer professionals is reviewing each of American Century's systems and programs to identify and fix those that could cause problems. Our goal is to have all of our computer systems and programs 100% year-2000 compliant by the end of 1998.

    On a more personal note, 1998 will be a landmark year for another reason. It marks 40 years since we launched our first two funds, Twentieth Century Growth and Twentieth Century Select. Not many fund companies have a 40-year track record, nor have many built a fund family that consists of nearly 70 stock, bond, money market and diversified funds to help you achieve your financial goals.

    We're proud of the investment opportunities and services we can offer you, and we're looking forward to adding many more distinctive products, such as the ACRE fund, for your use in the coming years.

                                              Sincerely,

                                              /s/James E. Stowers III
                                              James E. Stowers III
                                              Chief Executive Officer
                                              American Century Companies, Inc.


2     OUR MESSAGE TO YOU                            AMERICAN CENTURY INVESTMENTS


                              MARKET PERSPECTIVE

[line graph - data below]

MARKET PERFORMANCE MEASUREMENTS
Comparative  growth of $1.00 for the year ended October 31, 1997

                    WILSHIRE                 S&P 500
                   REIT INDEX
Oct-96               $1.00                    $1.00
Nov-96               $1.07                    $1.05
Dec-96               $1.06                    $1.17
Jan-97               $1.12                    $1.18
Feb-97               $1.13                    $1.17
Mar-97               $1.08                    $1.18
Apr-97               $1.15                    $1.14
May-97               $1.21                    $1.17
Jun-97               $1.27                    $1.24
Jul-97               $1.37                    $1.27
Aug-97               $1.29                    $1.26
Sep-97               $1.37                    $1.39
Oct-97               $1.32                    $1.34

Comparative one-year returns for the year ended October 31, 1997

       Wilshire REIT Index .................. 34.11%
       S&P 500 .............................. 32.10%
       SOURCE: BLOOMBERG FINANCIAL MARKETS

LOW INFLATION, STRONG GROWTH

    The latest U.S. economic expansion reached 80 months on October 31, 1997, making it the third longest since World War II. What differentiates the 1990s expansion from those in the 1960s and 1980s is low inflation, with an average annual rate of just over 2% during the '90s. Wage pressure, a key component of inflation, hasn't materialized despite the lowest unemployment rates since the early 1970s. Corporate restructurings and technological advances have increased productivity more rapidly than the demand for labor.

    The absence of inflationary pressure has helped keep interest rates low, reducing corporate borrowing costs. As a result, corporate profit margins are at their highest levels since the late 1960s, boosting the U.S. economy. It grew at a torrid 4.9% annual pace in the first quarter of 1997, the strongest quarter in more than nine years. Growth in the second and third quarters remained very strong, at an annual rate of 3.3%.

PROPERTY MARKET

    Strong economic growth in 1997 assisted the entire U.S. real estate market, increasing demand for space, reducing vacancy rates and supporting higher rents. Hotel and office properties were the biggest beneficiaries. In the hotel market, the booming economy led to a room shortage, which kept properties near full occupancy and allowed hotel operators to raise room rates. Because most large operators have favorable or low financing on their properties, the higher room rates fell directly to the bottom line, increasing profits significantly. In the office market, growing corporations absorbed most of the existing space, leading to higher rents and profits. The office sector was also bolstered by demand from Wall Street. Even though office buildings represent the largest pool of commercial properties, they are the least securitized -- most are owned privately by relatively small groups of investors rather than publicly by large investment pools. With an increasing investor appetite for securities backed by office properties, real estate owners and investment bankers are scrambling to meet that demand.

    The worst-performing property sector during the period was factory outlet centers. These properties have been overbuilt, which has resulted in erosion in their occupancy rates, rents and profits.

REIT MARKET

    Bolstered by strong property performance and increasing investor demand for real estate securities, real estate investment trusts (REITs) generally performed very well during the 12 months ended October 31, 1997. The Wilshire REIT index posted a 34.11% total return for the period, beating even the S&P 500's 32.10% return. To put the REIT market's recent strength in perspective, the Wilshire REIT index's average annual return for the 10 years ended October 31, 1997, was 11.28%. Clearly, 1997 has been an exceptional year.

    Hotel and office REITs topped the list of best-performing real estate securities. According to RREEF, hotel REITs posted an astonishing 65.33% total return for the period, while office REITs came in with a 47.96% return. By contrast, factory outlet REITs returned just 4.97%.


 ANNUAL REPORT                                    MARKET PERSPECTIVE       3


                      PERFORMANCE & PORTFOLIO INFORMATION

 TOTAL RETURNS AS OF OCTOBER 31, 1997(1)

                                                    6 MONTHS          1 YEAR        LIFE OF FUND
---------------------------------------------------------------------------------------------------------
INVESTOR CLASS (inception 9/21/95)(2)

ACRE .............................................. 20.45%            40.69%           31.46%
Wilshire REIT Index ............................... 17.79%            34.11%          26.59%(3)
---------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS (inception 6/16/97)

ACRE ................................................................................. 13.40.%
Wilshire REIT Index .................................................................. 8.41%(4)

(1)  RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(2)  THE  INCEPTION  DATE  FOR  RREEF  REAL  ESTATE   SECURITIES  FUND,   ACRE'S
     PREDECESSOR. THAT FUND MERGED WITH ACRE ON 6/13/97 AND WAS OFFERED TO THE PUBLIC ON 6/16/97.

(3) RETURN FROM 9/30/95, THE DATE NEAREST THE CLASS' INCEPTION FOR WHICH DATA ARE AVAILABLE.

(4) RETURN FROM 6/30/97, THE DATE NEAREST THE CLASS' INCEPTION FOR WHICH DATA ARE AVAILABLE.

See pages 19, 20 and 21 for more information about share classes, the Wilshire REIT Index and returns.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND (Investor Class)
$10,000 INVESTMENT made 9/30/95*
                                           WILSHIRE
                  ACRE                       REIT
                                             INDEX
9/30/95         $10,000                     $10,000
12/31/95        $10,489                     $10,405
3/31/96         $10,872                     $10,685
6/30/96         $11,338                     $11,123
9/30/96         $12,316                     $11,873
12/31/96        $14,769                     $14,259
3/31/97         $15,304                     $14,403
6/30/97         $16,081                     $15,076
9/30/97         $18,421                     $16,882
10/31/97        $17,790                     $16,344

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data quoted is for Investor Class only; performance for other classes will vary due to differences in fee structure (see the Total Returns table above).

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.

*9/30/95 is the date closest to Investor Class inception for which comparable performance data exists.

[PIE CHARTS]

FUND ALLOCATION BY PROPERTY TYPE (as of October 31, 1997)
Office                                        32%
Multi-family Residential                      26%
Hotel                                         14%
Mall & Shopping Center                        12%
Industrial                                     6%
Other                                         10%


MARKET ALLOCATION BY PROPERTY TYPE (as of October 31, 1997)
Office                                        27%
Multi-family Residential                      22%
Mall & Shopping Center                        19%
Hotel                                         10%
Industrial                                     8%
Other                                         14%

SOURCE: RREEF


4      PERFORMANCE & PORTFOLIO INFORMATION          AMERICAN CENTURY INVESTMENTS


                                MANAGEMENT Q&A

    An interview with Kim Redding, a portfolio manager on the ACRE fund investment team.

    NOTE: ALL FUND RETURNS REFERENCED IN THIS INTERVIEW ARE FOR INVESTOR CLASS SHARES.

HOW DID THE FUND PERFORM?

    For the fiscal year ended October 31, 1997, ACRE was American Century's top-performing fund, outpacing the stellar returns of REITs, real estate mutual funds and the U.S. stock market in general. The fund's total return for the year was 40.69%, compared to 34.11% for the Wilshire REIT Index (the fund's benchmark), and 32.10% for the S&P 500. According to Lipper Analytical Services, an independent mutual fund ranking service, the average return for the 61 funds in its real estate category was 34.31%. ACRE's return for the period placed it eighth among those 61 funds.

    ACRE's average annual total return from its inception on September 21, 1995, to the end of the fiscal year was 31.46%, vs. 26.59% for its benchmark.* Although past performance is no guarantee of future results, ACRE has clearly provided superior returns for its investors since its inception.

WHY DID THE FUND PERFORM SO WELL AGAINST ITS BENCHMARK INDEX AND OTHER REAL ESTATE FUNDS THIS YEAR?

    Good sector allocation decisions made the difference. ACRE was overweighted in the strongest property sectors (hotels and office buildings) and underweighted in weaker sectors (such as factory outlets). Our decisions with respect to the weighting of these sectors were based on fundamental analysis of demand, supply and cash flows for these property types.

*THE FUND INCEPTION DATE WAS 9/21/95 FOR RREEF REAL ESTATE SECURITIES FUND, ACRE'S PREDECESSOR. THAT FUND MERGED WITH ACRE ON 6/13/97. THE INCEPTION DATE FOR THE BENCHMARK RETURN IS 9/30/95, THE DATE CLOSEST TO THE FUND'S INCEPTION FOR WHICH DATA ARE AVAILABLE.

[bar chart - data below]

ACRE'S ONE-YEAR RETURNS SINCE INCEPTION (Periods ended October 31)
                                                 WILSHIRE
                         ACRE                      REIT
                                                   INDEX
10/31/95                -1.80%                      9.68%
10/31/96                29.28%                     25.73%
10/31/97                40.69%                     34.11%

This graph illustrates the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's returns do not. See page 20 for a description of the index. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

(1) Investor Class.

(2) Return from 9/30/95 (the date closest to the fund's inception for which data are available) to 10/31/95.


ANNUAL REPORT                                           MANAGEMENT Q & A       5


                                MANAGEMENT Q&A

SHOULD INVESTORS EXPECT ACRE TO CONTINUE TO PROVIDE SUCH HIGH RETURNS?

    Not in absolute terms. Real estate and REITs ride the ups and downs of the business cycle like other assets; they just behave differently than stocks or bonds at certain points in the cycle. The last two years have been exceptionally good for REITs. Even if the market remains strong, it's more realistic to expect that annual returns might range from 10% to 15% going forward. And at some point, due to a combination of overbuilding and weak economic growth, it is likely we will see returns dip into the single digits or lower for a period of time, though we don't believe that's likely to occur in the immediate future.

    We can't guarantee future performance, but we think it's realistic to expect ACRE to continue to perform well against its benchmark and Lipper peer group. We believe our overweighting and underweighting of strong and weak property sectors gives us a strong advantage over the index, and RREEF's national market presence, experience and analytical resources should continue to favor the fund over many of its peers.

CAN YOU GIVE US SOME EXAMPLES OF THE REITS THAT PERFORMED WELL FOR THE FUND DURING THE PERIOD?

    Sure. ACRE's best-performing hotel REITs included Starwood Lodging and Patriot American Hospitality, the two largest companies in the hotel sector. Their total returns for the period were 92.91% and 107.14% respectively. Starwood Lodging, the biggest company in the hotel sector (with a total market capitalization of nearly $5 billion) has also been one of the brightest success stories in the real estate industry. It specializes in the acquisition and management of full-service, upscale hotels. With little new construction and strong demand for upscale hotel rooms, Starwood is a well-managed company that's been in the right place at the right time. It actually consists of two separate entities -- Starwood Lodging Trust, a REIT that owns and develops hotel properties, and Starwood Lodging Corporation, a hotel management company. The shares of each company are paired and trade together as a single unit on the New York Stock Exchange (NYSE) under the symbol HOT. Unlike other hotel REITs that must pay an outside management firm to operate their properties, Starwood Lodging's shareholders benefit from both the lease payments received by the REIT and all of the operating profits realized by the management company.

    Flush with cash, Starwood has been on a buying binge. Among its biggest and best-known deals during 1997 was an agreement to acquire Westin Hotels & Resorts. This transaction is expected to close in January 1998, after which Starwood Lodging Trust expects to change its name to Starwood Hotels and Resorts Trust, and Starwood Lodging Corporation would change its name to Westin Hotels and Resorts Worldwide Inc. The shares of both companies would continue to trade together on the NYSE under the symbol HOT.


 TOP TEN HOLDINGS                                % of fund investments
                                               As of              As of
                                              10/31/97           4/30/97
Cali Realty Corp.                               5.0%              3.9%
Highwoods Properties, Inc.                      4.9%              5.0%
CarrAmerica Realty Corp.                        4.9%              5.2%
General Growth Properties, Inc.                 4.6%              3.5%
Crescent Real Estate Equities, Inc.             4.5%              5.4%
Camden Property Trust                           4.3%              4.0%
FelCor Suite Hotels, Inc.                       4.1%              5.4%
Starwood Lodging Trust                          4.0%              5.9%
Patriot American Hospitality, Inc.              3.5%              1.1%
Evans Withycombe Residential, Inc.              3.4%               --


6          MANAGEMENT Q & A                         AMERICAN CENTURY INVESTMENTS


                                MANAGEMENT Q&A

    Patriot American is no slouch either. It too is a major player in the full-service hotel market (with a total market capitalization of over $3 billion), and has benefited from the same favorable supply and demand factors that boosted Starwood. It is also in an acquisition mode, having recently paired with Wyndham Hotel Corporation, which will become Patriot's hotel management company.

CAN YOU GIVE US SOME EXAMPLES OF ACRE'S BEST-PERFORMING OFFICE REITS FOR THE PERIOD?

    In the office sector, ACRE's top performers were Crescent Real Estate Equities Company and Highwoods Properties, Inc., which posted total returns of 90.29% and 27.52%, respectively for the period. Similar to Starwood Lodging and Patriot American, Crescent and Highwoods are among the largest REITs in their category, though not as dominant as the two hotel companies. Crescent is the larger of the two, with a total market capitalization of over $6 billion, compared to approximately $2.5 billion for Highwoods. Both are regional companies -- Crescent is focused in the southwestern U.S., particularly in Texas and Colorado, while Highwoods operates in the southeast. They each benefited from the booming U.S. economy and tightening office markets.

WHAT WERE SOME OF ACRE'S  WORST-PERFORMING HOLDINGS?

    United Dominion Realty Trust and Weeks Corporation are two examples of what can happen when property markets are overbuilt. The total returns for United Dominion and Weeks for the year ended October 31, 1997, were 5.25% and 10.53% respectively. United Dominion invests primarily in apartment buildings in the southeast, where too much construction has created an oversupply of apartment properties, causing occupancy rates and cash flow to fall. Similarly, Weeks was affected by overbuilding in the Atlanta industrial market, where it has significant holdings.

WHAT'S YOUR OUTLOOK FOR THE U.S. PROPERTY  MARKET IN GENERAL FOR 1998?

    We are entering the sixth year of an extended real estate market recovery and expansion. We expect real estate fundamentals to remain strong in 1998 thanks to continued U.S. economic growth and despite higher levels of new construction. Every major metropolitan area across the U.S. should experience some level of job growth in 1998. Expanding local economies will create additional tenant demand for property.

    We expect higher market rents over the next two years in nearly 90% of the over 240 submarkets where RREEF currently manages property. Office rents should see the strongest increases. Growth in apartment and industrial rents, which have risen 30-50% in many areas over the last several years, will probably be much more moderate. Retail rent growth will likely be mixed. Overall, the rate of rent increases is moderating, reflecting the age of the recovery and greater balance between building supply and demand.

    We think property prices will generally continue to increase, due in part to a very active transaction market. The volume of capital seeking investments is gradually outstripping the supply of quality properties available to buy. We think capital will continue to flow into real estate from private and public capital markets, both domestic and overseas. Real returns remain high by historical standards and should support continued new investment. Sellers should find a receptive market and good prices for quality property.

WHAT ABOUT THE REIT MARKET?

    We expect solid, but more moderate returns. After a spectacular two-year stretch in 1996 and 1997, the REIT market will probably catch its breath for a while and post returns closer to its historical norm, somewhere in the 10-15% range.


ANNUAL REPORT                                      MANAGEMENT Q & A       7


                            SCHEDULE OF INVESTMENTS

OCTOBER 31, 1997

Shares                                                            Value
--------------------------------------------------------------------------------
COMMON STOCKS & WARRANTS

DIVERSIFIED COMPANIES-3.3%

       67,400  Vornado Realty Trust                               $  3,007,725
                                                                --------------

HOTELS-13.7%

        5,200  American General Hospitality Corp.                      141,700

      100,200  FelCor Suite Hotels, Inc.                             3,669,825

      105,400  Innkeepers USA Trust                                  1,758,862

       95,010  Patriot American Hospitality, Inc.                    3,135,330

       59,750  Starwood Lodging Trust                                3,573,797
                                                                --------------

                                                                    12,279,514
                                                                --------------

INDUSTRIAL-6.4%

       38,200  EastGroup Properties                                    764,000

       11,300  First Industrial Realty Trust, Inc.                     391,262

       96,000  Liberty Property Trust                                2,688,000

       63,500  Weeks Corp.                                           1,905,000
                                                                --------------

                                                                     5,748,262
                                                                --------------

MULTI-FAMILY RESIDENTIAL-25.5%

       35,000  Apartment Investment and
                 Management Co.                                      1,240,312

       73,200  Avalon Properties, Inc.                               2,150,250

       45,816  Bay Apartment Communities, Inc.                       1,792,551

      127,948  Camden Property Trust                                 3,838,440

       19,800  Equity Residential Properties Trust                     999,900

       84,900  Essex Property Trust, Inc.                            2,907,825

      120,100  Evans Withycombe Residential, Inc.                    3,032,525

        4,343  Security Capital Group B Warrants(1)                     20,901

       59,000  Security Capital Pacific Trust                        1,320,125

       39,000  Smith (Charles E.) Residential
                 Realty, Inc.                                        1,330,875

      189,900  United Dominion Realty Trust, Inc.                    2,634,863

       64,800  Walden Residential Properties, Inc.                   1,579,500
                                                                --------------

                                                                    22,848,067
                                                                --------------

NEIGHBORHOOD & COMMUNITY
SHOPPING CENTERS-3.2%

       25,400  Bradley Real Estate, Inc.                               498,475

       48,000  Pan Pacific Retail Properties, Inc.                   1,044,000

       50,000  Regency Realty Corp.                                  1,287,500
                                                                --------------

                                                                     2,829,975
                                                                --------------

Shares                                                            Value
--------------------------------------------------------------------------------

OFFICE-31.6%

       56,500  Arden Realty, Inc.                                $   1,723,250

       65,900  Boston Properties, Inc.                               2,108,800

      110,200  Cali Realty Corp.                                     4,463,100

      145,800  CarrAmerica Realty Corp.                              4,346,662

       39,900  Cousins Properties Inc.                               1,251,863

      112,300  Crescent Real Estate Equities, Inc.                   4,042,800

      127,000  Highwoods Properties, Inc.                            4,381,500

      100,600  Kilroy Realty Corp.                                   2,665,900

       50,000  Parkway Properties, Inc.                              1,700,000

       40,300  Spieker Properties, Inc.                              1,576,738
                                                                --------------

                                                                    28,260,613
                                                                --------------

REGIONAL MALLS-9.3%

       46,600  CBL & Associates Properties, Inc.                     1,124,225

      120,200  General Growth Properties, Inc.                       4,146,900

       73,400  Macerich Co. (The)                                    1,945,100

       19,400  Mills Corp.                                             485,000

       20,100  Simon DeBartolo Group Inc.                              621,844
                                                                --------------

                                                                     8,323,069
                                                                --------------

STORAGE-3.9%

       92,300  Public Storage, Inc.                                  2,538,250

       35,600  Storage Trust Realty                                    910,025
                                                                --------------

                                                                     3,448,275
                                                                --------------

TOTAL COMMON STOCKS
& WARRANTS-96.9%                                                    86,745,500
                                                                --------------
   (Cost $81,265,142)

TEMPORARY CASH INVESTMENTS-3.1%

       Repurchase Agreement, Morgan Stanley Group,
              Inc., (U.S. Treasury obligations), in a joint
              trading account at 5.60%, dated 10/31/97,
              due 11/3/97 (Delivery value $2,801,307)                2,800,000
                                                                --------------
   (Cost $2,800,000)

TOTAL INVESTMENT SECURITIES-100.0%                                 $89,545,500
                                                                ==============
   (Cost $84,065,142)


NOTES TO SCHEDULE OF INVESTMENTS

(1)  Non-income producing.

SEE NOTES TO FINANCIAL STATEMENTS


8      SCHEDULE OF INVESTMENTS                      AMERICAN CENTURY INVESTMENTS


                      STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1997

 ASSETS

Investment securities, at value
(identified cost of $84,065,142) (Note 3) .....................      $89,545,500

Cash ..........................................................          875,280

Receivable for investments sold ...............................          359,417

Dividend and interest receivable ..............................           92,867

Prepaid expenses and other assets .............................           56,691
                                                                     -----------
                                                                      90,929,755
                                                                     -----------

 LIABILITIES

Disbursements in excess of demand deposit cash ................           36,490

Payable for investments purchased .............................          469,095

Payable for capital shares redeemed ...........................           19,199

Payable for management fees (Note 2) ..........................          108,152
                                                                     -----------
                                                                         632,936
                                                                     -----------
Net Assets ....................................................      $90,296,819
                                                                     ===========

 NET ASSETS CONSIST OF:

Capital (par value and paid in surplus) .......................      $82,571,985

Undistributed net investment income ...........................          239,230

Accumulated undistributed net realized
gain on investment transactions ...............................        2,005,246

Net unrealized appreciation on investments (Note 3) ...........        5,480,358
                                                                     -----------
                                                                     $90,296,819
                                                                     ===========

Investor Class, $0.01 Par Value

Net assets ....................................................      $76,932,058

Shares outstanding ............................................        4,790,207

Net asset value per share .....................................      $     16.06

Institutional Class, $0.01 Par Value

Net assets ....................................................      $13,364,761

Shares outstanding ............................................          832,057

Net asset value per share .....................................      $     16.06


SEE NOTES TO FINANCIAL STATEMENTS


ANNUAL REPORT                    STATEMENT OF ASSETS AND LIABILITIES      9


                            STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 1997

 INVESTMENT INCOME

Income:

Dividend .....................................................      $ 1,490,106

Interest .....................................................           92,427
                                                                    -----------
                                                                      1,582,533
                                                                    -----------
Expenses (Note 2):

Management fees ..............................................          295,909

Custodian, transfer agent and administrative fees ............          110,491

Auditing and legal fees ......................................           13,642

Organizational expenses ......................................           12,067

Directors' fees and expenses .................................           11,146

Printing and postage .........................................            6,916

Registration and filing fees .................................            3,368

Other operating expenses .....................................           11,874
                                                                    -----------
  Total expenses .............................................          465,413

Amount waived ................................................         (147,197)
                                                                    -----------
  Net expenses ...............................................          318,216
                                                                    -----------

Net investment income ........................................        1,264,317
                                                                    -----------

 REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3)

Net realized gain on investments .............................        2,097,147

Change in net unrealized appreciation on investments .........        4,737,101
                                                                    -----------

Net realized and unrealized gain on investments ..............        6,834,248
                                                                    -----------

Net Increase in Net Assets Resulting from Operations .........      $ 8,098,565
                                                                    ===========

SEE NOTES TO FINANCIAL STATEMENTS


10     STATEMENT OF OPERATIONS                 AMERICAN CENTURY INVESTMENTS


                      STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED OCTOBER 31, 1997

AND OCTOBER 31, 1996


Increase in Net Assets                              1997              1996

 OPERATIONS

Net investment income ......................     $  1,264,317      $    289,352

Net realized gain on
investment transactions ....................        2,097,147           198,658

Change in net unrealized appreciation
(depreciation) on investments ..............        4,737,101           825,847
                                                 ------------      ------------
Net increase in net assets
resulting from operations ..................        8,098,565         1,313,857
                                                 ------------      ------------
 DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

  Investor Class ...........................         (748,247)         (155,292)

  Institutional Class ......................          (75,141)             --

From net realized gains from
investment transactions:

  Investor Class ...........................         (643,767)             --
                                                 ------------      ------------
Decrease in net assets
from distributions .........................       (1,467,155)         (155,292)
                                                 ------------      ------------
 CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase in net assets
from capital share transactions ............       76,456,053         3,067,828
                                                 ------------      ------------
Net increase in net assets .................       83,087,463         4,226,393

 NET ASSETS

Beginning of year ..........................        7,209,356         2,982,963
                                                 ------------      ------------
End of year ................................     $ 90,296,819      $  7,209,356
                                                 ============      ============

SEE NOTES TO FINANCIAL STATEMENTS


ANNUAL REPORT                   STATEMENTS OF CHANGES IN NET ASSETS       11


                         NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--American Century Capital Portfolios, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century Real Estate Fund (the Fund) is one of the three funds issued by the Corporation. The Fund is non-diversified under the 1940 Act. The Fund's investment objective is long-term capital appreciation with income as a secondary objective. The Fund seeks to achieve its objective by investing primarily in securities issued by real estate investment trusts and in the securities of companies which are principally engaged in the real estate industry. There are certain additional risks involved in investing in the Fund than a more diversified portfolio of investments. The Fund may be subject to certain risks similar to those associated with direct ownership of real estate including but not limited to: local or regional economic conditions, changes in zoning laws, credit risk, and interest rate risk. The Fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The shares outstanding prior to June 13, 1997, were designated as Investor Class shares. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Institutional Class commenced on June 16, 1997. As of October 31, 1997, sale of the Advisor Class had not commenced. The following significant accounting policies, related to all classes of the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and accretion of premiums.

    REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

    JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS--It is the policy of the Funds to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

    ADDITIONAL INFORMATION--Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment


12     NOTES TO FINANCIAL STATEMENTS             AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997

manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc., and the Corporation's transfer agent, American Century Services Corporation.

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    Effective June 13, 1997, the Fund entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified management fee per class. This agreement replaced the previously existing contracts between the Fund and RREEF Real Estate Securities Advisers L.P. (RREEF) for management and investment advisory services. (See Note 5 of Notes to Financial Statements.) The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expense, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's class average daily closing net assets during the previous month. The annual management fee is 1.20%, 0.95% and 1.00% for the Investor Class, Advisor Class and Institutional Class, respectively.

    ACIM has entered into a Subadvisory Agreement with RREEF on behalf of the Fund. The subadvisor makes investment decisions for the Fund in accordance with the Fund's investment objectives, policies, and restrictions under the supervision of ACIM and the Board of Directors. ACIM pays all costs associated with retaining RREEF as the subadvisor of the Fund.

    The Board of Directors has adopted a shareholder services and distribution plan for the Advisor Class, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Advisor Class Master Distribution and Shareholder Services Plan provides that the Fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers.

    Total expenses of $181,227 for the Investor Class and $48,864 for the Institutional Class, incurred under the new management agreement, are included in Management Fees in the Statement of Operations. The annualized ratio of operating expenses to average net assets, under the new agreement, was 1.20% and 1.00% for the Investor Class and Institutional Class, respectively. Total expenses (net of amount waived), under the old agreement, for the period ended June 12, 1997 were $88,125. The annualized ratio of operating expenses (net of amount waived) to average net assets for the same period was 1.00%.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Securities purchased, excluding short-term investments, for the year ended October 31, 1997, totaled $93,160,600. Securities sold, excluding short-term investments, totaled $20,226,291.

    As of October 31, 1997, accumulated net unrealized appreciation was $5,702,852, based on the aggregate cost of investments of $83,842,648 for federal income tax purposes, which consisted of unrealized appreciation of $6,208,404 and unrealized depreciation of $505,552.


ANNUAL REPORT                             NOTES TO FINANCIAL STATEMENTS       13


                         NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

  There are 50,000,000 shares and 25,000,000 shares authorized for issuance by the Investor Class and Institutional Class, respectively. Transactions in shares of the Fund were as follows:

 INVESTOR CLASS                            Shares            Amount

Year ended October 31, 1997

Sold .........................................       6,483,094     $ 99,753,311

Issued in reinvestment
of distributions .............................          84,010        1,191,452

Redeemed .....................................      (2,363,280)     (36,295,993)
                                                  ------------     ------------
Net increase .................................       4,203,824     $ 64,648,770
                                                  ============     ============

Year ended October 31, 1996

Sold .........................................         272,098     $  2,954,839

Issued in reinvestment of distributions ......          10,855          116,612

Redeemed .....................................            (339)          (3,623)
                                                  ------------     ------------
Net increase .................................         282,614     $  3,067,828
                                                  ============     ============

 INSTITUTIONAL CLASS

June 16, 1997(1) through October 31, 1997

Sold .........................................         848,207     $ 12,080,751

Shares issued in reinvestment
of distributions .............................           2,083           33,813

Shares redeemed ..............................         (18,233)        (307,281)
                                                  ------------     ------------
Net increase .................................         832,057     $ 11,807,283
                                                  ============     ============
----------
(1)  SALE OF THE INSTITUTIONAL CLASS COMMENCED ON JUNE 16, 1997.

--------------------------------------------------------------------------------
5. REORGANIZATION PLAN

    On June 13, 1997, the Fund acquired all of the net assets of the RREEF Real Estate Securities Fund (RREEF) pursuant to a plan of reorganization approved by the acquired fund's shareholders on June 13, 1997.

    The acquisition was accomplished by a tax-free exchange of 1,801,272 shares of the Fund for 1,801,272 shares of RREEF, outstanding on June 13, 1997. The net assets of RREEF immediately before the acquisition was $25,636,976. RREEF is the surviving fund for purposes of maintaining the financial statements and performance history in the post-reorganization fund.


14      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS

                             FINANCIAL HIGHLIGHTS

                                INVESTOR CLASS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                             1997              1996        1995(1)

 PER-SHARE DATA

Net Asset Value,
Beginning of Period ...............   $      12.29       $      9.82     $   10.00
                                      ------------       -----------     ---------
Income From Investment Operations

  Net Investment Income ...........           0.67(2)           0.55          0.07

  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions           4.13              2.27         (0.25)
                                      ------------       -----------     ---------
  Total From Investment Operations            4.80              2.82         (0.18)
                                      ------------       -----------     ---------
Distributions

  From Net Investment Income ......          (0.48)            (0.35)         --

  From Net Realized Gains on
  Investment Transactions .........          (0.55)             --            --
                                      ------------       -----------     ---------
  Total Distributions .............          (1.03)            (0.35)         --
                                      ------------       -----------     ---------
Net Asset Value, End of Period ....   $      16.06       $     12.29     $    9.82
                                      ============       ===========     =========
  Total Return(3) .................          40.69%            29.28%        (1.80)%

 RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .............           1.17%             1.00%         1.50%(4)

Ratio of Net Investment Income
to Average Net Assets .............           4.48%             5.84%         6.66%(4)

Portfolio Turnover Rate ...........             69%               86%         --

Average Commission Paid per Share
of Equity Security Traded .........   $     0.0528       $    0.0545          --

Net Assets, End
of Period (in thousands) ..........   $     76,932       $     7,209     $   2,983

----------

(1) SEPTEMBER 21, 1995 (INCEPTION) THROUGH OCTOBER 31, 1995.

(2) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

(3) TOTAL  RETURN   ASSUMES   REINVESTMENT   OF  DIVIDENDS   AND  CAPITAL  GAINS
    DISTRIBUTIONS, IF ANY. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(4) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS


 ANNUAL REPORT                                  FINANCIAL HIGHLIGHTS       15


                             FINANCIAL HIGHLIGHTS

                              INSTITUTIONAL CLASS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED OCTOBER 31

                                                    1997(1)

 PER-SHARE DATA

Net Asset Value,
Beginning of Period ..................................         $      14.24
                                                               ------------
Income From Investment Operations

  Net Investment Income(2) ...........................                 0.28

  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..................                 1.63
                                                               ------------
  Total From Investment Operations ...................                 1.91
                                                               ------------
Distributions

  From Net Investment Income .........................                (0.09)
                                                               ------------
Net Asset Value, End of Period .......................         $      16.06
                                                               ============
  Total Return(3) ....................................                13.40%


 RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ................................                 1.00%(4)

Ratio of Net Investment Income
to Average Net Assets ................................                 4.85%(4)

Portfolio Turnover Rate ..............................                   69%

Average Commission Paid per Share
of Equity Security Traded ............................         $     0.0528

Net Assets, End
of Period (in thousands) .............................         $     13,365

----------

(1) JUNE 16, 1997 (COMMENCEMENT OF SALE) THROUGH OCTOBER 31, 1997.

(2) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

(3) TOTAL  RETURN   ASSUMES   REINVESTMENT   OF  DIVIDENDS   AND  CAPITAL  GAINS
    DISTRIBUTIONS, IF ANY. TOTAL RETURN IS NOT ANNUALIZED.

(4) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS


16      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                         INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
American Century Capital Portfolios, Inc:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century Real Estate Fund, Inc. (formerly RREEF Real Estate Securities Fund) (the "Fund"), one of the funds comprising American Century Capital Portfolios, Inc. (formerly Twentieth Century Capital Portfolios, Inc.), as of October 31, 1997, and the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period September 21, 1995 (commencement of operations) through October 31, 1995. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Century Real Estate Fund as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Kansas City, Missouri
November 26, 1997


ANNUAL REPORT                          INDEPENDENT AUDITORS' REPORT       17


                             PROXY VOTING RESULTS

    A special meeting of shareholders, in the RREEF Securities Fund, was held on June 13, 1997, to vote on the following proposal. The proposal received the required majority of votes and was adopted.

    A summary of voting results is listed below the proposal. See Note 5 in the Notes to Financial Statements.

PROPOSAL 1:

    To vote on the approval of a plan of reorganization.

    For:                  1,463,948

    Withheld:                 -

    Abstain:                  -


18      PROXY VOTING RESULTS                   AMERICAN CENTURY INVESTMENTS


                SHARE CLASS AND RETIREMENT ACCOUNT INFORMATION

SHARE CLASSES

    American Century offers three classes of shares for ACRE. One class is for investors who buy directly from American Century, one is for investors who buy through financial intermediaries, and the third is for large institutional customers.

    The original class of ACRE shares is called the INVESTOR CLASS. All shares issued and outstanding before June 16, 1997, have been designated as Investor Class shares. Investor Class shares may also be purchased after June 16, 1997. Investor Class shareholders do not pay any commissions or other fees for purchase of funds shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

    In addition, there is an ADVISOR CLASS, which is sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class. The ADVISOR CLASS had not commenced as of October 31, 1997.

    An INSTITUTIONAL CLASS is also available to endowments, foundations, defined-benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


ANNUAL REPORT                        RETIREMENT ACCOUNT INFORMATION       19


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY AND POLICIES

    The American Century group offers eight equity funds, including four "specialty" equity funds that concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of their respective industries.

    AMERICAN CENTURY REAL ESTATE (ACRE) FUND'S primary investment objective is long-term capital appreciation, with income as a secondary objective.

    ACRE typically invests at least 80% of its assets in the equity securities of real estate investment trusts (REITs) and other companies engaged in the real estate industry. The fund's management team evaluates potential investments based on cash flow, property types and exposure to growing property markets.

    It's important to understand that real estate investing involves inherent risks, including interest rate fluctuations, credit risk and the impact of changing economic conditions.

FUND MANAGEMENT TEAM

    American Century has entered into a subadvisory contract with an experienced real estate investment company, RREEF Real Estate Securities Advisors L.P, part of the RREEF organization, to manage the fund. Founded in 1975, RREEF is a Chicago-based real estate investment advisor to large corporate clients, with assets under management of over $7 billion. The fund management team consists of two experienced fund managers who select investments within a framework established by a real estate investment policy committee.

FUND BACKGROUND

    To better serve investors, RREEF and American Century merged an existing fund managed by RREEF, RREEF Real Estate Securities Fund, into ACRE on June 13, 1997.

    The RREEF fund commenced operations on September 21, 1995, and had $25 million in assets at the time of the merger. ACRE was offered to the public by American Century on June 16, 1997.

COMPARATIVE INDICES

    The following index is used in the report to serve as a fund performance comparison. It is not an investment product available for purchase.

    The WILSHIRE REIT INDEX (full name: Wilshire Real Estate Securities Index - REIT component) is a market capitalization-weighted index comprised of 98 equity REITs. It does not include special purpose or healthcare REITs.

------------------------------------------------------
 INVESTMENT TEAM LEADERS
------------------------------------------------------
    Portfolio Managers                  Kim Redding
                                        Karen Knudson
------------------------------------------------------


20      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

o TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 15 and 16.


INVESTMENT TERMS

o REAL ESTATE INVESTMENT TRUST (REIT)--a private or public corporation (or trust) that enjoys a special status under the U.S. tax code that allows it to pay no corporate income tax so long as its activities meet statutory tests that restrict its business to certain commercial real estate activities. Most states honor this federal treatment and do not require REITs to pay state income tax. By law, REITs must pay out 95% of their taxable income.

    REITs, like mutual funds, issue shares and pool investors' assets. They invest primarily in income-producing real estate, such as shopping centers, office buildings, apartment complexes and industrial properties, either through direct ownership or mortgages. Equity REITs take direct ownership positions rather than debt positions. As a result, equity REIT shareholders can receive rental income from the properties in the portfolio and capital gains when properties are sold at a profit. In a fund that invests in equity REITs, such as ACRE, the income and capital gains generated by the REITs are passed through to fund investors.


ANNUAL REPORT                                              GLOSSARY       21

[american century logo]
American
Century(reg.sm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.


INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI


SUBADVISOR

RREEF

CHICAGO, ILLINOIS


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


AMERICAN CENTURY INVESTMENT SERVICES, INC.


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